                                                                    Exhibit 99.3


                                [LOGO] Endurance

                        Endurance Specialty Holdings Ltd.









                          INVESTOR FINANCIAL SUPPLEMENT

                               FOURTH QUARTER 2003

         ----------------------------------------------------------------------


              Endurance Specialty Holdings Ltd.
              Wellesley House, 90 Pitts Bay Rd.
              Pembroke HM 08 Bermuda

              Bryan Melgar
              Corporate Development and Investor Relations
              Phone: (441) 278-0491
              Fax: (441) 278-0401
              email:  bmelgar@endurance.bm

         ----------------------------------------------------------------------


              This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

                     Financial Supplement Table of Contents


                                                                      Page

     i.   Basis of Presentation                                             i
     ii.  Organizational Chart of Executive Management                     ii
     iii. Organizational Chart of Corporate Structure                     iii

     I.   Financial Highlights                                              1

     II.  Income Statement
          a. Consolidated Statements of Income                              2
          b. Segment Data Distribution                                      3
          c. Fourth Quarter 2003 Consolidated Segment Data                  4
          d. Year to Date 2003 Consolidated Segment Data                    5
          e. HartRe Transaction                                             6

     III. Balance Sheet and Other
          a. Consolidated Balance Sheets                                    7
          b. Unrealized Gains and Operating Income Analysis                 8
          c. Return on Equity Analysis - Year to Date                       9
          d. ROE Component Analysis - Operating and Investment Leverage    10
          e. Summary of Investment Portfolio Information                   11

     IV. Loss Reserve Analysis                                             12

     V.   Share Analysis
          a. Diluted Shares Outstanding                                    14
          b. Earnings Per Share Analysis -- As Reported                    15
          c. Diluted Shares Sensitivity Analysis                           16
          d. Book Value Per Share Analysis                                 17

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward -looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, changes in accounting policies, changes in general economic conditions and other factors described in our Final Prospectus (Registration No. 333-102026), filed with the U.S. Securities and Exchange Commission on February 28, 2003, in connection with our initial public offering.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                              BASIS OF PRESENTATION


DEFINITIONS AND PRESENTATION

o All financial information contained herein is unaudited, except December 31, 2003 and December 31, 2002 full year balance sheet and income statement data.

o Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

o In presenting the Company's results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

  Operating income is an internal performance measure used by the Company in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses.

  The Company excludes after tax net realized capital gains or losses and after-tax net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company's results of operations in a manner similar to how management analyzes the Company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 15 for a reconciliation of operating income to net income.

  Return on Equity (ROE) is comprised using the average equity calculated as the arithmetic average of the beginning and ending equity balances for stated periods. The Company presents ROE as a measure that it is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

  Investment yield is provided by the Company's investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company's investments and to show the components of the Company's ROE.

  The Company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share. Please see page 17 for a reconciliation of diluted book value per share to basic book value per share.

o On May 16, 2003, Endurance Specialty Holdings Ltd.'s ("Endurance", or the "Company") US Subsidiary, Endurance Reinsurance Corporation of America, completed a transaction with The Hartford Fire Insurance Company and HartRe Company L.L.C. (collectively, "HartRe"), a subsidiary of The Hartford Financial Services Group Inc. ("Hartford", NYSE: HIG), to assume the majority of the in-force reinsurance business of HartRe. The transaction was structured as a bordereaux quota share retrocession of HartRe's reinsurance business, a purchase of renewal rights with respect to such business, and an agreement with respect to the claims handling for the business. The effective date was April 1, 2003. The transaction was accounted for as a purchase method business combination in accordance with SFAS No. 141, "Business Combinations".

o As used in this financial supplement, "common shares" refers to our ordinary shares and class A shares, collectively.

o Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Operating income is an internal performance measure used by the Company in the management of its operations. Management believes that this performance measure delineates the results of operations of the Company's ongoing businesses in a manner that allows for a better understanding of the underlying trends in the Company's current business.

o Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions; taxes, licenses and fees; as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

o GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

o NM- Not meaningful; NA- Not Applicable; LTM- Latest twelve months.


[LOGO] Endurance                       i

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                               ORGANIZATION CHART

                        Endurance Specialty Holdings Ltd.


       Chairman, President and Chief Executive Officer - Kenneth LeStrange

 Chief Financial Officer - James Kroner Chief Actuary and Chief Risk Officer - David Cash
        General Counsel - John Del Col Head of Claims - William Fawcett


Endurance Reinsurance        Endurance Specialty              Endurance              Endurance Worldwide
Corporation of America          Insurance Ltd.              Services Ltd.              Insurance Limited
 (Primary Operation -        (Primary Operation -       (Primary Operation -         (Primary Operation -
       New York)                   Bermuda)                   New York)                     London)

      President -                 President -                President -           Chief Executive Officer -
    William Jewett                Thomas Bell              Steven Carlsen                Mark Boucher


[LOGO] Endurance                       ii

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                          CORPORATE ORGANIZATION CHART



                                       -------------------
                                       Endurance Specialty
                                          Holdings  Ltd.
                                            (Bermuda)
                                       -------------------
                                              |
                      ------------------------|----------------------
                      |                                             |
                -------------------                           -------------
                Endurance Specialty                            Endurance
                   Insurance Ltd.                             Services Ltd.
                     (Bermuda)                                   (U.K.)
                -------------------                           -------------
                      |
       ---------------|---------------
       |                             |
 --------------             ------------------
 Endurance U.S.                 Endurance
 Holdings Corp.             Worldwide Holdings
    (U.S.)                    Limited (U.K.)
 --------------             ------------------
      |                              |
      |                              |
--------------              -------------------
  Endurance                 Endurance Worldwide
 Reinsurance                 Insurance Limited
Corporation of                     (U.K.)
   America                  -------------------
    (U.S.)
--------------


[LOGO] Endurance                      iii

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                        CONSOLIDATED FINANCIAL HIGHLIGHTS

                                                                                     QUARTER ENDED
                                                                                      DECEMBER 31,
                                                                             ------------------------------
                                                                                  2003            2002
                                                                             --------------  --------------
HIGHLIGHTS           Net income                                                  $88,902         $38,578
                     Operating income [a]                                         86,524          34,331
                     Gross premiums written and acquired                         262,156         175,288
                     Net premiums earned                                         355,998         165,207
                     Total assets                                              3,458,964       2,054,594
                     Total shareholders' equity                                1,644,815       1,217,500

--------------------------------------------------------------------------------------------------------------

PER SHARE            Basic earnings per share
AND SHARES DATA          Net income (as reported)                                  $1.39           $0.70
                         Operating income (as reported) [a]                        $1.35           $0.62
                     Diluted earnings per share
                         Net income (as reported)                                  $1.31           $0.69
                         Operating income (as reported) [a]                        $1.28           $0.62

      As Reported    Weighted average common shares outstanding                   64,046          55,000
                     Weighted average common shares outstanding
                          and dilutive potential common shares                    67,765          55,747

      Book Value     Book value [b]                                               $25.68          $22.14
      Per Share      Diluted book value (treasury stock method) [b]               $24.03          $21.73

--------------------------------------------------------------------------------------------------------------

FINANCIAL RATIOS     ROAE, net income [c]                                           5.5%            3.2%
                     ROAE, operating income [c]                                     5.4%            2.9%

                     Annualized ROAE, net income                                   22.2%           12.9%
                     Annualized ROAE, operating income                             21.6%           11.5%
                     Annualized investment yield                                    3.4%            3.8%

                     Loss ratio                                                    54.9%           54.1%

      GAAP           Acquisition expense ratio                                     19.4%           18.6%
                     General and administrative expense ratio                       8.2%           14.4%
                                                                             --------------  --------------
                         Combined ratio                                            82.5%           87.1%

      STAT           Acquisition expense ratio                                     19.7%           20.8%
                     General and administrative expense ratio                      11.2%           13.6%
                                                                             --------------  --------------
                         Combined ratio                                            85.8%           88.5%
                                                                             --------------  --------------
     ---------------------------------------------------------------------------------------------------------

                                                                                   YEAR ENDED
                                                                                  DECEMBER 31,              Previous    Previous
                                                                         -------------------------------     Quarter   Year to Date
                                                                              2003             2002          Change      Change
                                                                         --------------   --------------   ----------  ------------
HIGHLIGHTS           Net income                                             $263,437         $102,066        130.4%      158.1%
                     Operating income [a]                                    247,938           93,024        152.0%      166.5%
                     Gross premiums written and acquired                   1,601,997          798,760         49.6%      100.6%
                     Net premiums earned                                   1,173,947          369,489        115.5%      217.7%
                     Total assets                                          3,458,964        2,054,594         68.4%       68.4%
                     Total shareholders' equity                            1,644,815        1,217,500         35.1%       35.1%

-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE            Basic earnings per share
AND SHARES DATA          Net income (as reported)                              $4.19            $1.74         97.9%      140.7%
                         Operating income (as reported) [a]                    $3.94            $1.58        116.4%      148.6%
                     Diluted earnings per share
                         Net income (as reported)                              $4.00            $1.73         89.6%      130.5%
                         Operating income (as reported) [a]                    $3.76            $1.58        107.3%      138.0%

      As Reported    Weighted average common shares outstanding               62,933           58,699         16.4%        7.2%
                     Weighted average common shares outstanding
                          and dilutive potential common shares                65,900           58,858         21.6%       12.0%

      Book Value     Book value [b]                                           $25.68           $22.14         16.0%       16.0%
      Per Share      Diluted book value (treasury stock method) [b]           $24.03           $21.73         10.6%       10.6%

-----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL RATIOS     ROAE, net income [c]                                      18.4%             8.6%           2.3         9.8
                     ROAE, operating income [c]                                17.3%             7.8%           2.5         9.5

                     Annualized ROAE, net income                               18.4%             8.6%           9.3         9.8
                     Annualized ROAE, operating income                         17.3%             7.8%          10.1         9.5
                     Annualized investment yield                                3.3%             3.4%          (0.4)       (0.0)

                     Loss ratio                                                56.5%            55.3%           0.8         1.2

      GAAP           Acquisition expense ratio                                 19.6%            17.3%           0.8         2.3
                     General and administrative expense ratio                   8.6%            13.6%          (6.2)       (5.0)
                                                                         --------------   --------------   ----------  ------------
                         Combined ratio                                        84.7%            86.2%          (4.6)       (1.5)

      STAT           Acquisition expense ratio                                 20.7%            19.0%          (1.1)        1.7
                     General and administrative expense ratio                   6.3%             6.5%          (2.4)       (0.2)
                                                                         --------------   --------------   ----------  ------------
                         Combined ratio                                        83.5%            80.8%          (2.7)        2.7
                                                                         --------------   --------------   ----------  ------------
     ------------------------------------------------------------------------------------------------------------------------------

[a] Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 15 for a reconciliation to net income.

[b] For detail calculations please refer to page 17 of this financial supplement.

[c] Average equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods.


[LOGO] Endurance                       1

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                        CONSOLIDATED STATEMENTS OF INCOME


                                                                          QUARTER ENDED                    YEAR ENDED
                                                                          DECEMBER 31,                    DECEMBER 31,
                                                                  -----------------------------  ------------------------------
                                                                       2003            2002           2003            2002
                                                                  --------------  -------------  --------------  --------------

UNDERWRITING REVENUES
Gross premiums written and acquired                                  $262,156        $175,288      $1,601,997       $798,760
Premiums ceded                                                         (1,120)           (883)         (4,153)       (33,842)
                                                                  -----------     -----------    ------------    -----------
Net premiums written and acquired                                     261,036         174,405       1,597,844        764,918
Change in unearned premiums                                            94,962          (9,198)       (423,897)      (395,429)
                                                                  -----------     -----------    ------------    -----------
Net premiums earned                                                  $355,998        $165,207      $1,173,947       $369,489
                                                                  -----------     -----------    ------------    -----------

UNDERWRITING EXPENSES
Losses and loss expenses                                             $195,355         $89,309        $663,696       $204,455
Acquisition expenses                                                   69,126          30,709         230,549         64,013
General and administrative expenses                                    29,209          23,804         100,657         49,999
                                                                  -----------     -----------    ------------    -----------
Total underwriting expenses                                           293,690         143,822         994,902        318,467
                                                                  -----------     -----------    ------------    -----------
Underwriting income                                                   $62,308         $21,385        $179,045        $51,022
                                                                  -----------     -----------    ------------    -----------

OTHER OPERATING REVENUE/EXPENSES
Net investment income                                                  21,252          13,583          71,010         42,938
Interest expense                                                         (845)           (954)         (4,238)          (984)
Amortization of intangibles                                              (943)           (484)         (3,237)          (809)
                                                                  -----------     -----------    ------------    -----------
Total other operating revenue/expenses                                $19,464         $12,145         $63,535        $41,145
                                                                  -----------     -----------    ------------    -----------

INCOME BEFORE OTHER ITEMS                                              81,772          33,530         242,580         92,167

OTHER
Net foreign exchange gains                                              3,166           1,205           9,883          2,312
Net realized gains (losses) on investments                             (1,267)          3,042           5,718          6,730
Income tax benefit                                                      5,231             801           5,256            857
                                                                  -----------     -----------    ------------    -----------

NET INCOME                                                            $88,902         $38,578        $263,437       $102,066
                                                                  ===========     ===========    ============    ===========

KEY RATIOS/PER SHARE DATA

Loss ratio                                                              54.9%           54.1%         56.5%            55.3%
Acquisition expense ratio                                               19.4%           18.6%         19.6%            17.3%
General and administrative expense ratio                                 8.2%           14.4%          8.6%            13.6%
                                                                  -----------     -----------    ------------    -----------
Combined ratio                                                          82.5%           87.1%         84.7%            86.2%
                                                                  ===========     ===========    ============    ===========

Weighted average basic shares outstanding                              64,046          55,000        62,933           58,699
Weighted average diluted shares outstanding                            67,765          55,747        65,900           58,858

Basic EPS                                                               $1.39           $0.70         $4.19            $1.74
Diluted EPS                                                             $1.31           $0.69         $4.00            $1.73

ROAE                                                                     5.5%            3.2%         18.4%             8.6%

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                              SEGMENT DISTRIBUTION

                      FOR THE YEAR ENDED DECEMBER 31, 2003



                     Gross Premiums Written = $1,602 million
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY PIE CHARTS IN THE PRINTED MATERIAL.]

Source of Business
------------------
Other Specialty                 10%
Casualty                        40%
Property                        50%


Type of Business
----------------
Insurance                       25%
Reinsurance                     75%


Broker Distribution *
---------------------
Other                           23%
Willis                          21%
Aon                             29%
Marsh                           27%
--------------------------------------------------------------------------------
* Broker distribtion chart excludes $400 million of gross premiums acquired from HartRe.


[LOGO] Endurance                       3

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                            CONSOLIDATED SEGMENT DATA

                     FOR THE QUARTER ENDED DECEMBER 31, 2003




                                                   Property Per       Property         Casualty           Property
                                                   Risk Treaty       Catastrophe        Treaty           Individual
                                                   Reinsurance       Reinsurance      Reinsurance           Risk
                                                 ----------------  ---------------  ------------------ ----------------
UNDERWRITING REVENUES
Gross premiums written and acquired                   $108,873           $13,184          $57,680           $27,378
                                                 ----------------  ---------------  ------------------ ----------------
Net premiums written                                   108,873            13,183           57,245            26,854
                                                 ----------------  ---------------  ------------------ ----------------
Net premiums earned                                     90,685            46,206           90,155            17,845
                                                 ----------------  ---------------  ------------------ ----------------

UNDERWRITING EXPENSES
Losses and loss expenses                                54,597              3,462           54,655             6,494
Acquisition expenses                                    20,548              5,459           23,101             2,133
General and administrative expenses                      8,764              3,146            6,542             2,802
                                                 ----------------  ---------------  ------------------ ----------------
Total expenses                                          83,909             12,067           84,298            11,429
                                                 ----------------  ---------------  ------------------ ----------------

UNDERWRITING INCOME                                     $6,776            $34,139           $5,857            $6,416
                                                 ================  ===============  ================== ================

GAAP RATIOS
Loss ratio                                               60.2%               7.5%            60.6%             36.4%
Acquisition expense ratio                                22.7%              11.8%            25.6%             12.0%
General and administrative expense ratio                  9.7%               6.8%             7.3%             15.7%
                                                 ----------------  ---------------  ------------------ ----------------
Combined ratio                                           92.6%              26.1%            93.5%             64.1%
                                                 ================  ===============  ================== ================

STATUTORY RATIOS
Loss ratio                                               60.2%               7.5%            60.6%             36.4%
Acquisition expense ratio                                25.1%              14.5%            23.5%             12.8%
General and administrative expense ratio                  8.0%              23.9%            11.4%             10.4%
                                                 ----------------  ---------------  ------------------ ----------------
Combined ratio                                           93.3%              45.9%            95.5%             59.6%
                                                 ================  ===============  ================== ================


                                                      Casualty        Aerospace and
                                                     Individual      Other Specialty       Total
                                                        Risk              Lines           Company
                                                 ----------------- ------------------- -------------
UNDERWRITING REVENUES
Gross premiums written and acquired                    $59,897          ($4,856)          $262,156
                                                 ----------------- ------------------- -------------
Net premiums written                                    59,737           (4,856)           261,036
                                                 ----------------- ------------------- -------------
Net premiums earned                                     54,792           56,315            355,998
                                                 ----------------- ------------------- -------------

UNDERWRITING EXPENSES
Losses and loss expenses                                 34,472           41,675            195,355
Acquisition expenses                                      5,562           12,323             69,126
General and administrative expenses                       5,658            2,297             29,209
                                                 ----------------- ------------------- -------------
Total expenses                                           45,692           56,295            293,690
                                                 ----------------- ------------------- -------------

UNDERWRITING INCOME                                      $9,100              $20            $62,308
                                                 ================= =================== =============

GAAP RATIOS
Loss ratio                                                62.9%            74.0%              54.9%
Acquisition expense ratio                                 10.2%            21.9%              19.4%
General and administrative expense ratio                  10.3%             4.1%               8.2%
                                                 ----------------- ------------------- -------------
Combined ratio                                            83.4%           100.0%              82.5%
                                                 ================= =================== =============

STATUTORY RATIOS
Loss ratio                                                62.9%            74.0%              54.9%
Acquisition expense ratio                                  9.6%             6.7%              19.7%
General and administrative expense ratio                   9.5%           (47.3)%             11.2%
                                                 ----------------- ------------------- -------------
Combined ratio                                            82.0%            33.4%              85.8%
                                                 ================= =================== =============



[LOGO] Endurance                       4

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                            CONSOLIDATED SEGMENT DATA
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                   Property Per       Property          Casualty          Property
                                                    Risk Treaty      Catastrophe         Treaty          Individual
                                                    Reinsurance      Reinsurance      Reinsurance           Risk
                                                 ----------------  ---------------  ------------------ ----------------
UNDERWRITING REVENUES
Gross premiums written and acquired                   $469,290          $183,594         $390,265         $85,863
                                                 ----------------  ---------------  ------------------ ----------------
Net premiums written                                   469,290           184,303          387,497          83,929
                                                 ----------------  ---------------  ------------------ ----------------
Net premiums earned                                    296,551           174,158          284,843          65,408
                                                 ----------------  ---------------  ------------------ ----------------

UNDERWRITING EXPENSES
Losses and loss expenses                               179,031            33,393          178,725          23,317
Acquisition expenses                                    74,454            19,807           76,643           7,058
General and administrative expenses                     25,021            13,738           22,537           7,955
                                                 ----------------  ---------------  ------------------ ----------------
Total expenses                                         278,506            66,938          277,905          38,330
                                                 ----------------  ---------------  ------------------ ----------------

UNDERWRITING INCOME                                    $18,045          $107,220           $6,938         $27,078
                                                 ================  ===============  ================== ================

GAAP RATIOS
Loss ratio                                               60.4%             19.2%            62.7%           35.6%
Acquisition expense ratio                                25.1%             11.4%            26.9%           10.8%
General and administrative expense ratio                  8.4%              7.9%             7.9%           12.2%
                                                 ----------------  ---------------  ------------------ ----------------
Combined ratio                                           93.9%             38.5%            97.5%           58.6%
                                                 ================  ===============  ================== ================

STATUTORY RATIOS
Loss ratio                                               60.4%             19.2%            62.7%           35.6%
Acquisition expense ratio                                25.5%             11.0%            27.2%           11.6%
General and administrative expense ratio                  5.3%              7.5%             5.8%            9.5%
                                                 ----------------  ---------------  ------------------ ----------------
Combined ratio                                           91.2%             37.7%            95.7%           56.7%
                                                 ================  ===============  ================== ================

                                                      Casualty        Aerospace and
                                                     Individual      Other Specialty       Total
                                                        Risk              Lines           Company
                                                 ----------------- ------------------- -------------
UNDERWRITING REVENUES
Gross premiums written and acquired                   $214,392          $258,593        $1,601,997
                                                 ----------------- ------------------- -------------
Net premiums written                                   214,232           258,593         1,597,844
                                                 ----------------- ------------------- -------------
Net premiums earned                                    173,266           179,721         1,173,947
                                                 ----------------- ------------------- -------------

UNDERWRITING EXPENSES
Losses and loss expenses                               118,515           130,715           663,696
Acquisition expenses                                    19,069            33,518           230,549
General and administrative expenses                     16,882            14,524           100,657
                                                 ----------------- ------------------- -------------
Total expenses                                         154,466           178,757           994,902
                                                 ----------------- ------------------- -------------

UNDERWRITING INCOME                                    $18,800              $964          $179,045
                                                 ================= =================== =============

GAAP RATIOS
Loss ratio                                               68.4%             72.7%             56.5%
Acquisition expense ratio                                11.0%             18.7%             19.6%
General and administrative expense ratio                  9.7%              8.1%              8.6%
                                                 ----------------- ------------------- -------------
Combined ratio                                           89.1%             99.5%             84.7%
                                                 ================= =================== =============

STATUTORY RATIOS
Loss ratio                                               68.4%             72.7%             56.5%
Acquisition expense ratio                                11.5%             19.9%             20.7%
General and administrative expense ratio                  7.9%              5.6%              6.3%
                                                 ----------------- ------------------- -------------
Combined ratio                                           87.8%             98.2%             83.5%
                                                 ================= =================== =============


[LOGO] Endurance                       5

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                               HARTRE TRANSACTION





OPERATING PERFORMANCE

                                     Quarter Ended       Quarter Ended       Quarter Ended        Year Ended
                                     June 30, 2003       Sept. 30, 2003      Dec. 31, 2003       Dec. 31, 2003
                                    ---------------     ---------------     ---------------     ---------------
Premiums earned ............            $ 94,404             $102,351           $ 93,707           $290,462
Underwriting income ........            $  8,540             $ 17,161           $  3,441           $ 29,142
                                        ========             ========           ========           ========

GAAP combined ratio ........                91.0%                83.2%              96.3%              90.0%


[LOGO] Endurance                       6

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                           CONSOLIDATED BALANCE SHEETS



                                                                              DEC. 31, 2003                 DEC. 31, 2002
                                                                          ---------------------         ----------------------
ASSETS
Cash and cash equivalents                                                             $150,923                       $256,840
Fixed maturity investments available for sale                                        2,523,309                      1,406,409
Premiums receivable, net                                                               518,539                        264,355
Deferred acquisition costs                                                             183,387                         81,676
Prepaid reinsurance premiums                                                             2,335                          7,501
Accrued investment income                                                               20,434                         11,209
Intangible assets                                                                       32,407                         14,344
Other assets                                                                            27,630                         12,260
                                                                          ---------------------         ----------------------
TOTAL ASSETS                                                                        $3,458,964                     $2,054,594
                                                                          =====================         ======================

LIABILITIES
Reserve for losses and loss expenses                                                  $833,158                       $200,840
Reserve for unearned premiums                                                          824,685                        403,305
Reinsurance balances payable                                                            23,977                         16,443
Bank debt                                                                              103,029                        192,000
Net payable for investments purchased                                                     ---                           6,470
Other liabilities                                                                       29,300                         18,036
                                                                          ---------------------         ----------------------
TOTAL LIABILITIES                                                                    1,814,149                        837,094
                                                                          ---------------------         ----------------------

SHAREHOLDERS' EQUITY
Common shares
Ordinary-63,912,000 issued and outstanding (2002-54,061,185)                           $63,912                        $54,061
Class A-nil issued and outstanding (2002-938,815)                                          ---                            939
Additional paid-in capital                                                           1,189,570                      1,009,415
Accumulated other comprehensive income                                                  46,068                         50,707
Retained earnings                                                                      345,265                        102,378
                                                                          ---------------------         ----------------------
TOTAL SHAREHOLDERS' EQUITY                                                           1,644,815                      1,217,500
                                                                          ---------------------         ----------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                          $3,458,964                     $2,054,594
                                                                          =====================         ======================

Book value per share                                                                    $25.68                         $22.14
Diluted book value per share (treasury stock method)                                    $24.03                         $21.73

RATIOS
Debt-to-capital                                                                           5.9%                          13.6%


[LOGO] Endurance                       7

                        ENDURANCE SPECIALTY HOLDINGS LTD.
          PERIOD END UNREALIZED GAINS AND QUARTERLY OPERATING CASH FLOW







                                                             1Q 2003       2Q 2003       3Q 2003       4Q 2003
                                                             -------       -------       -------       -------
Unrealized holding gains on investments, period end         $ 46,058      $ 56,287      $ 39,616      $ 26,230


Operating cash flow ...............................         $161,704      $225,641      $286,765      $269,127


[LOGO] Endurance                       8

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                            RETURN ON EQUITY ANALYSIS




                                                                                      YEAR ENDED
                                                                                    DEC. 31, 2003
                                                                               ----------------------
         Average equity [a]                                                                $1,431,158


         Net premiums earned                                                               $1,173,947
         Combined ratio                                                                         84.7%
         Operating margin                                                                       15.3%
         Premium leverage                                                                       0.82x

                                                                               ----------------------
         Implied ROAE from underwriting activity                                                12.5%
                                                                               ----------------------


         Average invested assets at amortized cost                                         $2,124,518
         Investment leverage                                                                    1.48x
         Year to date investment income yield, pretax                                          3.342%

                                                                               ----------------------
         Implied ROAE from investment activity                                                   5.0%
                                                                               ----------------------

                                                                               ----------------------
         Implied Pre-tax Operating ROAE, for period                                             17.5%
                                                                               ----------------------

--------------------------------------------------------------------------------
[a] Average equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods.



[LOGO] Endurance                       9

                        ENDURANCE SPECIALTY HOLDINGS LTD.
               ANNUALIZED OPERATING LEVERAGE & INVESTMENT LEVERAGE


                                                                                             Year Ended December 31,
                                                                                             -----------------------
                                           1Q 2003      2Q 2003      3Q 2003      4Q 2003        2003         2002
                                           -------      -------      -------      -------        ----         ----
Average equity .......................   $1,343,024   $1,508,175   $1,556,224   $1,604,731   $1,431,158   $1,189,906


Net premiums earned ..................   $  189,653   $  292,466   $  335,830   $  355,998   $1,173,947   $  369,489

Operating leverage ...................         0.14x        0.19x        0.22x        0.22x        0.82x        0.31x

                                         -------------------------------------   ----------   ----------   ----------
    Annualized operating leverage ....         0.56x        0.78x        0.86x        0.89x        0.82x        0.31x
                                         -------------------------------------   ----------   ----------   ----------


Avg. invested assets at amortized cost   $1,708,810   $2,020,052   $2,277,742   $2,490,349   $2,124,518   $1,279,096

                                         -------------------------------------   ----------   ----------   ----------
    Investment leverage ..............         1.27x        1.34x        1.46x        1.55x        1.48x        1.07x
                                         -------------------------------------   ----------   ----------   ----------


[LOGO] Endurance                       10

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                              INVESTMENT PORTFOLIO
                             AS OF DECEMBER 31, 2003



                                              Amortized           Unrealized              Unrealized
Type of Investment                               Cost                Gains                  Losses                 Fair Value
                                          -------------------  --------------------  ----------------------   ---------------------
Cash and equivalents and short terms            $125,482               ---                  ---                    $  125,480
U.S. government and agencies                     862,945              8,969                (2,029)                    869,885
Corporate securities                             344,575             12,304                (1,732)                    355,147
Foreign government                               166,834              1,725                (1,945)                    166,614
Municipals                                        49,635                506                  (532)                     49,609
Asset-backed securities                          308,706              3,875                  (794)                    311,787
Mortgage-backed securities                       764,457              8,497                (2,687)                    770,267
                                          -------------------  --------------------  ----------------------   ---------------------
Total                                         $2,622,634            $35,876               ($9,719)                 $2,648,789
                                          ===================  ====================  ======================   =====================


Ratings                                                                           Fair Value                Percentage
                                                                             ---------------------    ----------------------
U.S. Government and government agencies                                              $869,885                  32.8%
AAA / Aaa                                                                           1,428,927                  53.9%
AA / Aa                                                                                89,668                   3.4%
A / A                                                                                 260,309                   9.8%
BBB and below                                                                            ---                   ---
                                                                             ---------------------    ----------------------
Total                                                                              $2,648,789                 100.0%
                                                                             =====================    =======================

Performance                                Dec. 31, 2003
                                      ----------------------
Total return, annualized                        4.07%
Duration                                        3.08


                                       Quarter Ended       Quarter Ended        Quarter Ended      Quarter Ended       Year Ended
Investment Income                      March 31, 2003      June 30, 2003       Sept. 30, 2003      Dec. 31, 2003      Dec. 31, 2003
                                       --------------      --------------      --------------      -------------      -------------
Taxable net investment income ..          $14,037             $16,150              $18,023             $20,742            $68,952
Tax-exempt net investment income              319                 516                  713                 510              2,058
                                       --------------      --------------      --------------      -------------      -------------
Total net investment income ....          $14,356             $16,666              $18,736             $21,252            $71,010
                                       ==============      ==============      ==============      =============      =============


--------------------------------------------------------------------------------
Note: Cash, cash equivalents and short terms are shown net of investments pending settlement and holdings of operating cash.


[LOGO] Endurance                       11

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES




                               QUARTER             QUARTER              QUARTER            QUARTER              YEAR
                                ENDED               ENDED                ENDED              ENDED               ENDED
                            MARCH 31, 2003      JUNE 30, 2003       SEPT. 30, 2003      DEC. 31, 2003       DEC. 31, 2003
                            --------------      -------------       --------------      -------------       -------------
Incurred related to:

Current year .......          $ 111,011           $ 174,578           $ 210,143           $ 203,881           $ 699,613
Prior years ........             (6,866)             (9,047)            (11,478)             (8,526)            (35,917)
                              ---------           ---------           ---------           ---------           ---------
Total incurred .....            104,145             165,531             198,665             195,355             663,696
                              ---------           ---------           ---------           ---------           ---------

Paid related to:

Current year .......               --                (8,871)             (8,131)            (29,315)            (46,317)
Prior years ........             (7,116)            (12,852)            (10,473)            (10,091)            (40,532)
                              ---------           ---------           ---------           ---------           ---------
Total paid .........             (7,116)            (21,723)            (18,604)            (39,406)            (86,849)
                              ---------           ---------           ---------           ---------           ---------



[LOGO] Endurance                       12

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                   ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSE



                                                        Property Per      Property       Casualty        Property        Casualty
                                                        Risk Treaty     Catastrophe       Treaty        Individual      Individual
                                                        Reinsurance     Reinsurance     Reinsurance        Risk            Risk
                                                        -----------     -----------     -----------        ----            ----
AT DECEMBER 31, 2003
Contract specific reserves .........................     $ 55,523        $ 30,814        $ 28,464        $ 15,758            --
Reserve for losses and loss expense, end of pd .....      188,757          62,725         236,521          36,117         152,473

                                                       -----------------------------------------------------------------------------
Contract specific / reserve for loss and losses exp          29.4%           49.1%           12.0%           43.6%           --
                                                       -----------------------------------------------------------------------------
                                                         Aerospace and
                                                        Other Specialty         Total
                                                            Lines              Company
                                                            -----              -------
AT DECEMBER 31, 2003
Contract specific reserves .........................       $ 31,919          $162,478
Reserve for losses and loss expense, end of pd .....        156,565           833,158

                                                       -------------------------------
Contract specific / reserve for loss and losses exp            20.4%             19.5%
                                                       -------------------------------


[LOGO] Endurance                       13

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                 DILUTED SHARE ANALYSIS USED FOR EPS CALCULATION


                                                                                   QUARTER ENDED                YEAR ENDED
                                                                                    DECEMBER 31,                DECEMBER 31,
                                                                                --------------------        --------------------
                                                                                  2003        2002            2003        2002
                                                                                --------    --------        --------    --------
DILUTIVE SHARES      Quarterly average market price per share                     $30.83      $21.74          $27.81      $20.37
OUTSTANDING:
AS REPORTED          Basic weighted average common shares outstanding             64,046      55,000          62,933      58,699



                     Add: weighted ave. unvested restricted stock units                8         ---               2         ---

                     Add: weighted ave. dilutive warrants outstanding              7,243       7,243           7,243       8,759
                       Weighted average exercise price per share                  $19.68      $20.00          $19.68      $20.00
                     Less: warrants bought back via treasury method               (4,623)     (6,662)         (5,125)     (8,600)

                     Add: weighted ave. dilutive options outstanding               3,432       3,327           3,392       3,171
                       Weighted average exercise price per share                  $19.94      $20.00          $19.76      $20.00
                       Proceeds from unrecognized option expense                  $3,757      $2,188          $3,757      $2,188
                     Less: options bought back via treasury method                (2,341)     (3,161)         (2,545)     (3,171)
                                                                                --------    --------        --------    --------
                     Diluted weighted average shares outstanding                  67,765      55,747          65,900      58,858
                                                                                ========    ========        ========    ========

       -------------------------------------------------------------------------
Note: Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Restricted stock units are included in the calculation of basic and diluted weighted shares outstanding. The treasury stock method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company's common shares at the average market price during the period of calculation. SFAS
       No. 123 also requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of the treasury stock repurchases.



[LOGO] Endurance                       14

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                         OPERATING INCOME RECONCILIATION
               EARNINGS PER SHARE INFORMATION - AS REPORTED, GAAP


                                                           QUARTER ENDED                   YEAR ENDED
                                                            DECEMBER 31,                  DECEMBER 31,
                                                       ------------------------      -------------------------
                                                          2003            2002          2003          2002
                                                       ----------      ----------    -----------   -----------
Net income                                              $88,902        $38,578        $263,437       $102,066
Add (Less) after-tax items:
  Net foreign exchange gains                             (3,281)        (1,205)         (9,587)        (2,312)
  Net realized losses (gains) on investments                903         (3,042)         (5,912)        (6,730)
                                                       ----------      ----------    -----------   -----------
Operating income                                        $86,524        $34,331        $247,938        $93,024
                                                       ==========      ==========    ===========   ============


Weighted average common shares outstanding
Basic                                                    64,046         55,000          62,933         58,699
Diluted                                                  67,765         55,747          65,900         58,858


Basic per share data
Net income                                                $1.39          $0.70           $4.19          $1.74
Add (Less) after-tax items:
  Net foreign exchange gains                              (0.05)         (0.02)          (0.15)         (0.04)
  Net realized losses (gains) on investments               0.01          (0.06)          (0.09)         (0.11)
                                                       ----------      ----------    -----------   -----------
Operating income                                          $1.35          $0.62           $3.94          $1.58
                                                       ==========      ==========    ===========   ============

Diluted per share data
Net income                                                $1.31          $0.69           $4.00          $1.73
Add (Less) after-tax items:
  Net foreign exchange gains                              (0.05)         (0.02)          (0.15)         (0.04)
  Net realized losses (gains) on investments               0.01          (0.05)          (0.09)         (0.11)
                                                       ----------      ----------    -----------   -----------
Operating income                                          $1.28          $0.62           $3.76          $1.58
                                                       ==========      ==========    ===========   ============



[LOGO] Endurance                       15

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                       DILUTED SHARES SENSITIVITY ANALYSIS


                                               DILUTED SHARES OUSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                 Market Price per Share
----------------------------------------------------------------------------------------------------------------------
 $30.00     $31.00     $32.00     $33.00     $34.00     $35.00     $36.00     $37.00     $38.00     $39.00     $40.00
----------------------------------------------------------------------------------------------------------------------
 67,700     67,927     68,140     68,340     68,528     68,705     68,873     69,031     69,181     69,324     69,459



[LOGO] Endurance                       16

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                              BOOK VALUE PER SHARE

                                                                                                   DECEMBER 31,
                                                                                -------------------------------------------------
                                                                                       2003                         2002
                                                                                --------------------         --------------------
DILUTIVE SHARES         Price per share at period end                                        $33.55                       $22.14
OUTSTANDING:
AS-IF CONVERTED [a]     Basic common shares outstanding [b]                                  64,047                       55,000

                        Add: unvested restricted stock units                                     11                          ---

                        Add: dilutive warrants outstanding                                    7,243                        7,243
                          Weighted average exercise price per share                          $19.68                       $20.00

                        Add: dilutive options outstanding                                     3,437                        3,292
                          Weighted average exercise price per share                          $19.95                       $20.00

                        Book Value                                                       $1,644,815                   $1,217,500
                        Add: proceeds from converted warrants                               142,540                      144,858
                        Add: proceeds from converted options                                 68,578                       65,833
                                                                                --------------------         --------------------
                          Pro forma book value                                           $1,855,933                   $1,428,190

                        Diluted shares outstanding                                           74,737                       65,535

                        ---------------------------------------------------------------------------------------------------------
                        Basic book value per share                                           $25.68                       $22.14
                        Diluted book value per share                                         $24.83                       $21.79
                        ---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

DILUTIVE SHARES         Price per share at period end                                        $33.55                       $22.14
OUTSTANDING:
TREASURY STOCK          Basic common shares outstanding [b]                                  64,047                       55,000
METHOD
                        Add: unvested restricted stock units                                     11                          ---

                        Add: dilutive warrants outstanding                                    7,243                        7,243
                          Weighted average exercise price per share                          $19.68                       $20.00
                        Less: warrants bought back via treasury method                       (4,249)                      (6,544)

                        Add: dilutive options outstanding                                     3,437                        3,292
                          Weighted average exercise price per share                          $19.95                       $20.00
                        Less: options bought back via treasury method                        (2,044)                      (2,974)
                                                                                --------------------         --------------------
                        Diluted shares outstanding                                           68,445                       56,017

                        ---------------------------------------------------------------------------------------------------------
                        Basic book value per share                                           $25.68                       $22.14
                        Diluted book value per share                                         $24.03                       $21.73
                        ---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[a] The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.
[b] Basic common shares include vested restricted stock units.



[LOGO] Endurance                       17